May 31, 2002

                           TOUCHSTONE INVESTMENT TRUST
                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2002

The following information supplements the Prospectus for the High Yield Fund, the Bond Fund, the Intermediate Term Government Income Fund, the Money Market Fund, the Short Term Government Income Fund and the Institutional Government Income Fund:
================================================================================
THE FOLLOWING FUNDS HAVE CHANGED THEIR NAMES:

   o     The BOND FUND has changed its name to the CORE BOND FUND.

   o The INTERMEDIATE TERM GOVERNMENT INCOME FUND has changed its name to the INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND.

   o The SHORT TERM GOVERNMENT INCOME FUND has changed its name to the U.S. GOVERNMENT MONEY MARKET FUND.

   o The INSTITUTIONAL GOVERNMENT INCOME FUND has changed its name to the INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND.
===============================================================================
THE FOLLOWING INFORMATION PERTAINS ONLY TO THE INTERMEDIATE TERM GOVERNMENT INCOME FUND (RENAMED INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND):

In conjunction with its name change, the Intermediate Term U.S. Government Bond Fund's prospectus disclosure will be revised to reflect that the Fund invests primarily in U.S. Government bonds, rather than in U.S. Government securities and mortgage-related U.S. Government securities. The Fund defines U.S. Government bonds as U.S. Government securities and mortgage-related U.S. Government securities; therefore, this is not a change in the Fund's investment policy. This revision will have no impact on the manner in which the Fund is managed.

The following information replaces information under the heading, "Its Principal Investment Strategies" on page 11 of the Prospectus:

Its Principal Investment Strategies
-----------------------------------

The Fund invests primarily, under normal circumstances, in U.S. Government bonds (at least 80% of net assets). U.S. Government bonds include U.S. Government securities and mortgage-related U.S. Government securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The dollar-weighted average maturity of the Fund's portfolio normally will be between 3 and 10 years.

The Fund generally invests in U.S. Government bonds having an effective maturity of 20 years or less. The Fund also invests in securities issued on a to-be-announced basis. To-be-announced securities are securities that are paid for and delivered within 15 to 45 days after the date of their purchase.
================================================================================
THE FOLLOWING INFORMATION PERTAINS ONLY TO THE SHORT TERM GOVERNMENT INCOME FUND (RENAMED U.S. GOVERNMENT MONEY MARKET FUND):

The U.S. Government Money Market Fund has changed a principal investment strategy in order to allow the Fund to invest in U.S. Government securities that are backed by the full faith and credit of the U.S. Treasury, as well as U.S. Government securities that are supported only by the credit of the government agency issuing the security. Previously the Fund was limited only to investments in U.S. Government securities whose payment of principal and interest is guaranteed by the U.S. Treasury.

The following information replaces the first two paragraphs of information for the Short Term Government Income Fund under the heading, "Its Principal Investment Strategies," the first paragraph under the heading, "The Key Risks" and all of the information under the heading,"Who May Want to Invest" on page 19 of the Prospectus:

Its Principal Investment Strategies
-----------------------------------

The Fund invests primarily (at least 80% of net assets), under normal circumstances, in securities issued by the U.S. Government or its agencies, including mortgage-related U.S. Government securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund may also invest in repurchase agreements collateralized by U.S. Government securities.

The Key Risks
-------------

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC, the U.S. Treasury or any other government entity. Although the Fund seeks to preserve the value of your investment, it is possible to lose money by investing in the Fund. While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations.

Who May Want to Invest
----------------------

This Fund is most appropriate for you if you seek a low risk investment in securities that are backed by the U.S. Government and its agencies. Safety of your investment is of key importance to you. Additionally, you are willing to accept potentially lower returns in order to maintain a low level of risk. This Fund is appropriate for you if you want the added convenience of writing checks directly from your account.


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TOUCHSTONE
--------------------------------------------------------------------------------
                                 The Mark of Excellence in Investment Management



May 31, 2002

Securities and Exchange Commission
Public Filing Desk
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

Re:      Touchstone Investment Trust
         File Nos. 2-52242 and 811-2538

Ladies and Gentlemen:

Attached for filing is a copy of the supplement to the Prospectus dated February 1, 2002 for the above-captioned Trust which is being filed pursuant to Rule 497
(e) under the Securities Act of 1933.


Very truly yours,

/s/ Betsy Santen

Betsy Santen
Assistant Secretary









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                                              Cincinnati, OH 45202
                                              PH: 513 362 8000 FAX: 513.362.8320
                                              800.638.8194
                                              www.touchstonefunds.com